SCHEDULE 14A INFORMATION

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Boston Trust Walden Funds

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Boston Trust Walden Funds
One Beacon Street
Boston, MA 02108

March 12, 2020

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal (the "Proposal") that shareholders of the Walden Small Cap Fund are being asked to approve. The Proposal is for the reorganization (the "Reorganization") of the Walden Small Cap Fund, a series of the Boston Trust Walden Funds (the "Trust"), into the Boston Trust Walden Small Cap Fund, also a series of the Trust. The Walden Small Cap Fund's shareholders are being asked to approve the Proposal at a shareholder meeting on March 26, 2020 at 10:00 a.m. Eastern Time. Please take the time to carefully read the Proxy Statement and cast your vote.

The Walden Small Cap Fund and Boston Trust Walden Small Cap Fund share identical investment goals, principal investment strategies, risks, and ESG screens. They also share the same investment adviser. The Boston Trust Walden Small Cap Fund will maintain these same investment goals, principal investment strategies, risks, and ESG screens, as well as the same investment adviser, after the Reorganization. The Reorganization can be expected to improve the Boston Trust Walden Small Cap Fund's prospects for attracting assets, and a larger net asset size could lead to operating efficiencies and a reduced expense ratio. More assets increase the likelihood of greater stability and long-term viability in the Fund as well. Further benefits of the Reorganization are discussed in detail in the following Proxy Statement.

We ask that you vote in favor of the Proposal to approve the Reorganization of the Walden Small Cap Fund into the Boston Trust Walden Small Cap Fund.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online at www.proxyvote.com, by telephone toll-free at (800) 690-6903, or in-person.

If you have any questions, please call us toll-free at (800) 282-8782 (ext. 7050) and ask to speak with a member of the fund services group. We will be glad to talk with you.

Sincerely,

Lucia B. Santini
President

Important Information to Help You Understand and Vote on the Proposal

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the Proposal. The Proposal is to approve the reorganization (the "Reorganization") of the Walden Small Cap Fund into the Boston Trust Walden Small Cap Fund.

QUESTIONS AND ANSWERS

Q.  Why is the Reorganization being proposed?

A.  The Board of Trustees (the "Board") of Boston Trust Walden Funds (the "Trust") has determined that the Reorganization is in the best interest of the Walden Small Cap Fund shareholders. The Walden Small Cap Fund and Boston Trust Walden Small Cap Fund share identical investment goals, principal investment strategies, risks, and ESG screens. They also share the same investment adviser. The Reorganization is expected to result in a larger fund with a greater capacity for attracting assets. The larger asset size is anticipated to result in operating efficiencies and reduced costs. Ongoing regulatory, audit, operational and legal costs, for example, are anticipated to be lower after the Reorganization.

Q.  Has the Board approved the Reorganization?

A.  Yes, the Board has approved the Reorganization after determining that the Reorganization is in the best interests of the shareholders of the Walden Small Cap Fund.

Q.  What will happen to my existing shares?

A.  Your shares of the Walden Small Cap Fund will be exchanged for shares of the Boston Trust Walden Small Cap Fund. You will not pay any sales charges in connection with the Reorganization. The new shares you receive will be equal in value to your Walden Small Cap Fund shares immediately prior to the Reorganization, so that the value of your investment will remain exactly the same.

Q.  Will the Reorganization result in any federal tax liability to me?

A.  No. The Reorganization is expected to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization qualifies as anticipated, shareholders of the Walden Small Cap Fund will not recognize a gain or loss in the transaction.

Q.  Will my expenses remain the same?

A.  Yes. The Boston Trust Walden Small Cap Fund and the Walden Small Cap Fund pay identical investment advisory fees. Also, an arrangement currently is in place with the Funds' adviser to limit the net expenses of each Fund to 1.00%. However, the larger size of the Boston Trust Walden Small Cap Fund after the Reorganization may help it to attract assets, which in turn is expected to further reduce operating expenses, possibly below the applicable expense limitation.

Q.  How will the Reorganization affect me as a shareholder?

A.  If the proposed Reorganization is completed, Walden Small Cap Fund shareholders will become shareholders of the Boston Trust Walden Small Cap Fund. Upon closing of the Reorganization, the Boston Trust Walden Small Cap Fund will acquire substantially all of the assets and the liabilities of the Walden Small Cap Fund, and shareholders of the Walden Small Cap Fund will receive shares of the Boston Trust Walden Small Cap Fund with an aggregate net asset value equal to the aggregate net asset value of the Walden Small Cap Fund shares that the shareholders own immediately prior to the Reorganization.

No physical share certificates will be issued to shareholders.

Q.  Are the Funds' investment goals different?

A.  No. Each Fund's investment goal is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization ("small cap") companies.

Q:  Are the Funds' principal investment strategies different?

A:  No. The Funds' principal investment strategies are identical.

Q.  When will the Reorganization occur?

A.  The Reorganization is expected to take effect on or about April 3, 2020, or as soon as possible thereafter.

Q.  Who will pay for the Reorganization?

A.  The costs of the Reorganization will be borne by Boston Trust Walden Inc., the investment adviser for the Boston Trust Walden Small Cap Fund and the Walden Small Cap Fund, regardless of whether the Reorganization is consummated. The costs of the Reorganization are expected to be approximately $40,000-$50,000.

Q.  Can I redeem my shares of the Walden Small Cap Fund before the Reorganization takes place?

A.  Yes. You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Walden Small Cap Fund's prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of April 3, 2020 (or such other closing date as agreed to by the parties) will be exchanged for shares of the Boston Trust Walden Small Cap Fund.

Q.  Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.  No. Neither the Boston Trust Walden Small Cap Fund nor the Walden Small Cap Fund have any sales loads, commissions or similar fees, and shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.  Are there differences in front-end sales loads or contingent deferred sales charges?

A.  No. Neither the Walden Small Cap Fund nor the Boston Trust Walden Small Cap Fund have front-end sales loads or contingent deferred sales charges.

Q:  How does the Board suggest that I vote?

A:  The Board recommends that you vote "FOR" the Proposal. Please see the Proxy Statement for a discussion of the Board's considerations in making its recommendations.

Q:  Will my vote make a difference?

A:  Yes. Your vote is needed to ensure that the Proposal can be acted upon, and we encourage all shareholders to participate in the governance of the Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If enough shareholders do not vote, the Fund may not receive enough votes to go forward with the shareholder meeting. If this happens, we may need to solicit votes again.

Q.  How do I vote my shares?

A.  You can vote your shares through any of the following options:

1.  Vote by Telephone. You may cast your vote through the automated voice response system by calling (800) 690-6903 and following the pre-recorded information.

2.  Vote Through the Internet. You may cast your vote using the Internet by logging onto the Internet address, www.proxyvote.com, located on the enclosed proxy card and following the instructions on the website.

3.  Vote by Mail. You may cast your vote by mail by signing, dating, and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

4.  Vote in Person. You may cast your vote in person by attending the meeting on March 26, 2020 at 10:00 a.m., Eastern Time, at One Beacon Street, 33rd Floor, Boston, MA 02108.

Q.  Whom should I call with questions about this proxy?

A.  If you have any questions about the Reorganization, Agreement and Plan of Reorganization, Proxy Statement, or the proxy card, please do not hesitate to contact the Trust at (800) 282-8782 (ext. 7050) and ask to speak with a member of the fund services group.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement. Please read it carefully.

Boston Trust Walden Funds
One Beacon Street
Boston, MA 02108

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 26, 2020

The Board of Trustees of Boston Trust Walden Funds, an open-end investment management company organized as a Massachusetts business trust (the "Trust"), has called a special meeting of the shareholders of the Walden Small Cap Fund (the "Meeting"), a series of the Trust, to be held at the offices of Boston Trust Walden Funds, One Beacon Street, Boston, MA 02108, on March 26, 2020 at 10:00 a.m., Eastern Time, for the following purposes:

1.  To approve an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of substantially all of the assets of the Walden Small Cap Fund to the Boston Trust Walden Small Cap Fund, also a series of the Trust.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 10, 2020 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about March 12, 2020.

By Order of the Board of Trustees

Lucia B. Santini, President

YOUR VOTE IS IMPORTANT

Shareholders of the Walden Small Cap Fund are not required to attend the Meeting in person. To assure your representation at the Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the Meeting in person, please vote your shares; if you attend the Meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call (800) 282-8782 (ext. 7050) and ask to speak to a member of the fund services group.

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Boston Trust Walden Funds
One Beacon Street
Boston, MA 02108

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 26, 2020

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Boston Trust Walden Funds (the "Trust") for use at the Special Meeting of Shareholders of Walden Small Cap Fund (the "Meeting"), a series of the Trust, to be held at the offices of Boston Trust Walden Funds, One Beacon Street, Boston, MA 02108 on March 26, 2020 at 10:00 a.m. Eastern Time, and at any and all adjournments thereof.

The Board called the Meeting for the following purposes:

1.  To approve an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of substantially all of the assets of the Walden Small Cap Fund to the Boston Trust Walden Small Cap Fund, also a series of the Trust.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read the Proxy Statement and keep it for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference (meaning that those documents are considered legally to be part of the Proxy Statement):

•  the Prospectus for the Funds, dated February 4, 2020 (File No. 811-06526 and 033-44964);

•  the Statement of Additional Information for the Funds, dated February 4, 2020 (File No. 811-06526 and 033-44964);

•  the Annual Report to shareholders of the Walden Small Cap Fund and the Boston Trust Walden Small Cap Fund for the fiscal year ended December 31, 2019 (File No. 811-06526), which has previously been sent to shareholders of the Walden Small Cap Fund; and

For a free copy of the Funds' Annual Report, please contact the Trust toll-free at (800) 282-8782, ext. 7050, at www.bostontrustwalden.com, or in writing at Boston Trust Walden Funds, One Beacon Street, 33rd Floor, Boston, MA 02108, or visit www.bostontrustwalden.com/investment-services/mutual-funds.

The Proxy Statement will be mailed on or about March 12, 2020 to shareholders of record of the Walden Small Cap Fund as of February 10, 2020 (the "Record Date").

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https:/www.bostontrustwalden.com/ investment-services/mutual-fund/. The Trust's Proxy Statement and Annual Reports are available at no charge by calling 1-800-282-8782 ext.7050.

TABLE OF CONTENTS

SUMMARY	5
The Reorganization	5
Investment Goals and Principal Investment Strategies	6
Federal Tax Consequences	7
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	7
Principal Risks	7
Fees and Expenses	8
Portfolio Turnover	9
COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	9
Investment Goals and Principal Investment Strategies	9
Comparison of Investment Goals and Principal Investment Strategies	10
Fundamental Investment Policies	15
Risks of the Funds	16
Performance History	18
Management of the Funds	20
Portfolio Managers	21
Other Service Providers	22
PRICING OF FUND SHARES	22
How NAV is Calculated	22
Valuing Fund Assets	22
PURCHASING FUND SHARES	22
Frequent Trading Policy	23
Distribution and Shareholder Servicing Agreements	23
Foreign Investors	23
SELLING FUND SHARES	24
Selling Shares	24
Redemption in Kind	24
Closing of Small Accounts	24
EXCHANGING FUND SHARES	24
DIVIDENDS AND DISTRIBUTIONS	24
CONSOLIDATED FINANCIAL HIGHLIGHTS	24

INFORMATION RELATING TO THE REORGANIZATION	25
Description of the Reorganization	25
Reasons for the Reorganization	25
Federal Income Taxes	26
Expenses of the Reorganization	27
Continuation of Shareholder Accounts and Plans; Share Certificates	27
OTHER INFORMATION	27
Capitalization	27
Shareholder Information	27
Security Ownership of Management	29
Voting Securities and Voting	29
Shareholder Rights and Obligations	30
Shareholder Proposals	30
Pro Forma Financial Information	31
EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: FINANCIAL HIGHLIGHTS	B-1

SUMMARY

The following is a summary of information contained elsewhere in this Proxy Statement and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Proxy Statement carefully.

The Trust, organized under the laws of the Commonwealth of Massachusetts, is an open-end management investment company registered with the SEC. The Trust consists of multiple series, including the Boston Trust Walden Small Cap Fund (the "Survivor Fund") and the Walden Small Cap Fund (the "Target Fund"). The investment goal of both the Survivor Fund and the Target Fund (collectively, the "Funds") is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization ("small cap") companies. Boston Trust Walden Inc. (the "Adviser") is the investment adviser for the Funds and will continue to serve as the investment adviser for the Survivor Fund. Kenneth Scott is the lead portfolio manager, and Leanne Moore and Richard Williams are co-portfolio managers, for the Funds. They will serve as lead portfolio and co-portfolio managers, respectively, of the Survivor Fund following the Reorganization.

The Reorganization

The Reorganization. The Board, including the Trustees who are not "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940 (the "Independent Trustees"), on behalf of each Fund, approved the Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, if the Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization. The Target Fund will then terminate as a separate series of the Trust.

Background and Reasons for the Reorganization. The Adviser proposed the Reorganization because the Target Fund and the Survivor Fund have identical investment goals, investment strategies, portfolio management team, and management fees. Rather than operate two smaller Funds, the Adviser believes it is in the best interest of shareholders to combine the Funds because the larger Survivor Fund has better prospects for attracting assets and achieving economies of scale.

In approving the Plan, the Board, including the Independent Trustees, engaged in a thorough review process relating to the Reorganization. The Board approved the Reorganization at a meeting held on December 6, 2019. The factors considered by the Board regarding the Reorganization included, but were not limited to, the following:

•  The Reorganization is expected to improve the Survivor Fund's prospects for attracting assets. The larger net asset size is anticipated to lead to operating efficiencies and reduced costs. Ongoing regulatory, audit, operational and legal costs, for example, will likely be reduced;

•  With additional assets, the Survivor Fund will have an increased likelihood of greater stability and long-term viability;

•  The Reorganization is not expected to result in any tax consequence to Target Fund shareholders;

•  Shareholders of the Target Fund will remain invested in an open-end fund with an identical investment strategy;

•  The Funds and their shareholders will not bear any of the costs of the Reorganization; and

•  Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon these factors and determinations summarized above, that completion of the Reorganization is in the best interests of each Fund and that the interests of the Target Fund and Survivor Fund shareholders will not be diluted as a result of the Reorganization.

Investment Goals and Principal Investment Strategies

The Funds have identical investment goals and investment strategies. See "Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Goals and Principal Investment Strategies" below.

Investment Goals

Each Fund's investment goal is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization ("small cap") companies.

Investment Strategies

Each Fund invests, under normal circumstances, at least 80% of its assets in a diversified portfolio of domestic equity securities of small cap companies. Equity securities include common stock and any rights to purchase common stock. "Assets" means net assets, plus the amount of borrowing for investment purposes. The Adviser defines small cap issuers as those with market capitalizations within the range encompassed by the Russell 2000® Index at the time of purchase. The size of companies in the Russell 2000® Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of the companies included in the index. As of [ ], 2019, the market capitalization range of the Russell 2000® Index was between $[ ] million and $[ ] billion.

The Adviser evaluates financially material environmental, social, and governance (ESG) factors as part of the investment decision-making process for the Funds. The Adviser considers financial materiality as it is understood in generally accepted accounting principles — information that would impact the judgment of an informed investor. The Adviser's ESG analysis considers the range of impacts that ESG factors may have on future revenues, expenses, assets, liabilities and overall risk. Both Funds are subject to the same screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence (share of total revenue derived from undesirable products/services), market share (if a company is a market leader in an undesirable product despite relatively small share of total company revenue), and severity (how proximate is the product or service to the undesirable product — e.g., minor electronic input to a weapon system). "Significant exposure" is not expressed as a numerical percentage or dollar value, but rather is a subjective determination made after considering a company's revenue dependence, market share and leadership, and the specific nature of the product or services and its importance and proximity to the excluded areas. In addition, the Adviser utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. The Adviser encourages portfolio companies to improve their ESG performance and transparency through shareholder engagement. Engagement strategies include proxy voting, dialogue with company management, sponsorship of shareholder resolutions, and public policy advocacy.

For information on risks, see "Comparison of the Target Fund and Survivor Fund — Risks of the Funds," below. The fundamental investment policies applicable to each Fund are identical.

Federal Tax Consequences

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss is expected to be recognized by the Funds or their shareholders as a direct result of the Reorganization. Consistent with market practice, the Trust will have received on April 3, 2020, an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer, and valuation of shares are identical. Please refer to the section "Comparison of the Target Fund and Survivor Fund — Purchase, Redemption, and Pricing of Fund Shares" in this Combined Prospectus/Proxy Statement for more detail.

Principal Risks

Because of their identical investment strategies, the following primary risks are associated with an investment in each Fund:

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund's shares, can fluctuate — at times dramatically.

Small Cap Company Risk: These companies may be subject to greater market risks and fluctuations in value than large capitalization companies and may not correspond to changes in the stock market in general.

Management Risk: The Adviser's judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's judgment will produce the desired results.

ESG Criteria Risk: Because the Fund's criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds. The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund. The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during the fiscal year ended December 31, 2019. The "Survivor Fund After Reorganization" columns show expenses of the Survivor Fund as if the Reorganization had occurred on the last day of the fiscal year ended December 31, 2019. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment):

	Target Fund	Survivor Fund	Survivor Fund After Reorganization
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund	Survivor Fund	Survivor Fund After Proposed Reorganization
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	None	None
Other expenses	0.29%	0.32%	0.29%
Total Annual Fund Operating Expenses	1.04%	1.07%	1.04%
Fee Waiver(1)	(0.04)%	(0.07)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.00%	1.00%

(1)  The Adviser has entered into an Expense Limitation Agreement with each Fund to reduce fees payable to the Adviser and/or reimburse the Funds to limit the Total Fund Operating Expenses of each Fund to 1.00% of its average daily net assets through May 1, 2020 (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The Adviser may seek recoupment of fees waived and expenses reimbursed within three years after the expenses occurred if a Fund is able to make the repayment without exceeding the current limitation on Total Fund Operating Expenses, or the limitation in place at the time of initial waiver/reimbursement. The expense limitation agreement may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Management Agreement.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The example further assumes that the expense limitations of the Funds described in the footnotes to the fee table are in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$102	$327	$570	$1,267
Survivor Fund	$102	$333	$583	$1,299
Survivor Fund After Proposed Reorganization	$102	$327	$570	$1,267

The Management Fee for each of the Target Fund and Survivor Fund is 0.75% of the respective Fund's average daily net assets. Neither Fund assesses a Distribution and/or Service (12b-1) Fee. The Other Expenses and the gross Total Annual Fund Operating Expenses for the Survivor Fund, after the Reorganization, are anticipated to be lower than those of the Target Fund. The Surviving Fund's net Total Annual Operating Expenses after the Reorganization will be the same as before the Reorganization due to the Expense Limitation Agreement currently in place. However, the larger size of the Surviving Fund after the Reorganization may help it to attract assets, which in turn is expected to further reduce operating expenses.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 22.88% of the average value of its portfolio, and the Survivor Fund's portfolio turnover rate was 23.23% of the average value of its portfolio.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Goals and Principal Investment Strategies

Each Fund's investment goal is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization ("small cap") companies. The Funds have identical principal investment strategies as shown below.

Comparison of Investment Goals and Principal Investment Strategies

The table below compares the investment goals and principal investment strategies of the two Funds:

Target Fund	Survivor Fund
Investment Goal	Investment Goal
Seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization ("small cap") companies.	Seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization ("small cap") companies.
Principal Investment Strategies	Principal Investment Strategies
General	General

The Adviser's strategy consists of constructing actively managed, broadly diversified portfolios of reasonably valued securities of higher quality companies and issuers. The Fund is subject to environmental, social, and governance (ESG) guidelines. The Adviser's investment process includes security selection and portfolio construction.

The Adviser's strategy consists of constructing actively managed, broadly diversified portfolios of reasonably valued securities of higher quality companies and issuers. The Fund is subject to environmental, social, and governance (ESG) guidelines. The Adviser's investment process includes security selection and portfolio construction.

80% Investment Policy	80% Investment Policy
Under normal circumstances, at least 80% of its assets in a diversified portfolio of domestic equity securities of small cap companies.	Under normal circumstances, at least 80% of its assets in a diversified portfolio of domestic equity securities of small cap companies.
Security Selection	Security Selection
Buy Discipline	Buy Discipline
Equity: Through a comprehensive research process, the Adviser seeks to identify and invest in stocks of higher quality companies at reasonable prices. Higher quality companies are those judged to have strong and stable returns on capital and cash flow generation, effective and disciplined capital management, prudent capital structure, and financial statements that indicate economic success. High quality companies generally have more sustainable business models. Among the indicators of business models judged to be more sustainable are distinct products or services, strong competitive position, and market leadership. The Adviser also evaluates a company's ESG performance and incorporates its determination of potential financial materiality related to such performance under various economic and business scenarios. The Adviser assesses valuation relative to fundamentals, history, peers, and prospects, and seeks to avoid investments in companies that cannot be reasonably expected to grow at the rate of growth implied by their stock prices.	Equity: Through a comprehensive research process, the Adviser seeks to identify and invest in stocks of higher quality companies at reasonable prices. Higher quality companies are those judged to have strong and stable returns on capital and cash flow generation, effective and disciplined capital management, prudent capital structure, and financial statements that indicate economic success. High quality companies generally have more sustainable business models. Among the indicators of business models judged to be more sustainable are distinct products or services, strong competitive position, and market leadership. The Adviser also evaluates a company's ESG performance and incorporates its determination of potential financial materiality related to such performance under various economic and business scenarios. The Adviser assesses valuation relative to fundamentals, history, peers, and prospects, and seeks to avoid investments in companies that cannot be reasonably expected to grow at the rate of growth implied by their stock prices.

Target Fund	Survivor Fund
Fixed Income: Fixed income holdings are generally those issued by either the US government and its agencies, or investment-grade securities of higher quality US corporations. The Adviser seeks to add value through various avenues of active management, including: duration management (judgments relating to the sensitivity of bonds to changes in interest rates), yield curve strategies (judgments regarding the future shape of the yield curve, and differential of short vs. long-term interest rates), segment composition (judgments related to the interest rate spread or premium afforded to various segments of the fixed income investment universe, including government, government agency, and corporate bonds), and individual security selection.	Fixed Income: Fixed income holdings are generally those issued by either the US government and its agencies, or investment-grade securities of higher quality US corporations. The Adviser seeks to add value through various avenues of active management, including: duration management (judgments relating to the sensitivity of bonds to changes in interest rates), yield curve strategies (judgments regarding the future shape of the yield curve, and differential of short vs. long-term interest rates), segment composition (judgments related to the interest rate spread or premium afforded to various segments of the fixed income investment universe, including government, government agency, and corporate bonds), and individual security selection.
Sell Discipline	Sell Discipline

The Adviser regularly monitors the Fund's holdings, evaluating new information relative to the original investment thesis. The Adviser may sell a security when circumstances prompting the initial investment have changed significantly, including the company's fundamentals, valuation, or ESG performance, or when the Adviser determines that there are more attractive alternatives.

The Adviser regularly monitors the Fund's holdings, evaluating new information relative to the original investment thesis. The Adviser may sell a security when circumstances prompting the initial investment have changed significantly, including the company's fundamentals, valuation, or ESG performance, or when the Adviser determines that there are more attractive alternatives.

Portfolio Construction	Portfolio Construction
The Fund's portfolio is constructed in accordance with its own investment goals; however, the Fund adheres to the following guidelines:	The Fund's portfolio is constructed in accordance with its own investment goals; however, the Fund adheres to the following guidelines:
• The Fund's equity holdings are broadly diversified across economic sectors, and when applicable, geographies;	• The Fund's equity holdings are broadly diversified across economic sectors, and when applicable, geographies;

Target Fund	Survivor Fund

• In the aggregate, the Fund's equity holdings have financial characteristics the Adviser judges to be higher quality than its investment universe. Financial characteristics such as leverage ratios, returns on equity and invested capital, are important considerations in the Adviser's determination of the risk profile of a company. Higher quality financial characteristics refers to the transparency, consistency, accuracy and integrity over time of the financial statements;

• In the aggregate, the Fund's equity holdings have financial characteristics the Adviser judges to be higher quality than its investment universe. Financial characteristics such as leverage ratios, returns on equity and invested capital, are important considerations in the Adviser's determination of the risk profile of a company. Higher quality financial characteristics refers to the transparency, consistency, accuracy and integrity over time of the financial statements;

• In the aggregate, the Fund's equity holdings have valuation characteristics the Adviser judges to be comparable or more attractive than its investment universe. Key valuation characteristics include price to earnings ratio, earnings per share and free cash flow or free cash flow per share.

• In the aggregate, the Fund's equity holdings have valuation characteristics the Adviser judges to be comparable or more attractive than its investment universe. Key valuation characteristics include price to earnings ratio, earnings per share and free cash flow or free cash flow per share.

While not part of its principal investment strategy, the Fund also:	While not part of its principal investment strategy, the Fund also:
• may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase	• may invest in fixed-income securities consisting of corporate notes, bonds and debentures that are rated investment grade at the time of purchase
• may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government including U.S. Treasury instruments	• may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government including U.S. Treasury instruments
• may invest in the securities of foreign issuers, including issuers in emerging markets, and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts	• may invest in the securities of foreign issuers, including issuers in emerging markets, and may acquire sponsored and unsponsored American Depositary Receipts and European Depositary Receipts
• may invest in cash, cash equivalents, repurchase agreements and money market funds for liquidity and cash management purposes	• may invest in cash, cash equivalents, repurchase agreements and money market funds for liquidity and cash management purposes
• may invest in other investment companies; and	• may invest in other investment companies; and
• may invest in preferred stocks, securities convertible or exchangeable into common stocks and warrants.	• may invest in preferred stocks, securities convertible or exchangeable into common stocks and warrants.

Target Fund	Survivor Fund
Benchmark Index	Benchmark Index

Russell 2000®. The Russell 2000® consists of the smallest 2,000 companies in the Russell 3000® Index (which represents approximately 98% of the investable U.S. equity market). The index is an unmanaged index generally considered as the premier of small capitalization stocks.

Russell 2000®. Russell 2000® consists of the smallest 2,000 companies in the Russell 3000® Index (which represents approximately 98% of the investable U.S. equity market). The index is an unmanaged index generally considered as the premier of small capitalization stocks.

ESG Guidelines	ESG Guidelines

The Adviser evaluates financially material environmental, social, and governance (ESG) factors as part of the investment decision-making process for the Fund. The Adviser considers financial materiality as it is understood in generally accepted accounting principles — information that would impact the judgment of an informed investor. The Adviser's ESG analysis considers the range of impacts that ESG factors may have on future revenues, expenses, assets, liabilities, and overall risk. The Fund is subject to screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence (share of total revenue derived from undesirable products/services), market share (if a company is a market leader in an undesirable product despite relatively small share of total company revenue), and severity (how proximate is the product or service to the undesirable product — e.g., minor electronic input to a weapon system). The specific products and services include:

The Adviser evaluates financially material environmental, social, and governance (ESG) factors as part of the investment decision-making process for the Fund. The Adviser considers financial materiality as it is understood in generally accepted accounting principles — information that would impact the judgment of an informed investor. The Adviser's ESG analysis considers the range of impacts that ESG factors may have on future revenues, expenses, assets, liabilities. and overall risk. The Fund is subject to screening criteria in which the Adviser excludes companies with significant exposure in specific products or services, considering their revenue dependence (share of total revenue derived from undesirable products/services), market share (if a company is a market leader in an undesirable product despite relatively small share of total company revenue), and severity (how proximate is the product or service to the undesirable product — e.g., minor electronic input to a weapon system). The specific products and services include:

• Alcohol production	• Alcohol production
• Coal mining	• Coal mining
• Factory farming	• Factory farming
• Gaming	• Gaming
• Handguns	• Handguns
• Nuclear power fuel cycle	• Nuclear power fuel cycle
• Prison operations	• Prison operations
• Tobacco manufacturing	• Tobacco manufacturing
• Weapons systems	• Weapons systems

Target Fund	Survivor Fund

The Adviser also exercises its full discretion in evaluating the overall performance of each company, relative to ESG guidelines, assessing its impact on stakeholders, performance over time (relative to peers and established goals), and transparency. The Adviser reviews five broad areas: products and services; environmental impact; workplace conditions; community impact; and corporate governance. The Fund may avoid companies it judges to have substandard performance in one or more of these areas.

The Adviser also exercises its full discretion in evaluating the overall performance of each company, relative to ESG guidelines, assessing its impact on stakeholders, performance over time (relative to peers and established goals), and transparency. The Adviser reviews five broad areas: products and services; environmental impact; workplace conditions; community impact; and corporate governance. The Fund may avoid companies it judges to have substandard performance in one or more of these areas.

Active Ownership Guidelines	Active Ownership Guidelines

The Adviser utilizes active ownership to encourage more sustainable business practices and greater ESG transparency. The Adviser encourages portfolio companies to improve their ESG performance and transparency through shareholder engagement. Engagement strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy:

The Adviser utilizes active ownership to encourage more sustainable business practices and greater ESG transparency. The Adviser encourages portfolio companies to improve their ESG performance and transparency through shareholder engagement. Engagement strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy:

• Proxy Voting: The Funds' proxy voting policies and guidelines generally support greater corporate accountability and improved policies and performance on key ESG parameters.	• Proxy Voting: The Funds' proxy voting policies and guidelines generally support greater corporate accountability and improved policies and performance on key ESG parameters.

• Company Engagement: The Adviser, on behalf of the Funds, may actively pursue company dialogues and shareholder resolutions to encourage more sustainable business practices. Areas of focus include climate change, workplace policies and practices, workforce and board diversity, corporate governance practices, and ESG disclosure.

• Company Engagement: The Adviser, on behalf of the Funds, may actively pursue company dialogues and shareholder resolutions to encourage more sustainable business practices. Areas of focus include climate change, workplace policies and practices, workforce and board diversity, corporate governance practices, and ESG disclosure.

• Public Policy: Public policy advocacy complements company-specific engagement efforts and broadens the scope of Fund shareholders' impact.	• Public Policy: Public policy advocacy complements company-specific engagement efforts and broadens the scope of Fund shareholders' impact.

The Adviser has sole discretion regarding the interpretation and implementation of the Funds' ESG and active ownership guidelines. The Funds' guidelines are subject to change without shareholder approval. Additionally, the Funds may occasionally hold a security that does not meet these guidelines for the primary purpose of company engagement. Such holdings will be limited to a maximum of 1% of total assets.

The Adviser has sole discretion regarding the interpretation and implementation of the Funds' ESG and active ownership guidelines. The Funds' guidelines are subject to change without shareholder approval. Additionally, the Funds may occasionally hold a security that does not meet these guidelines for the primary purpose of company engagement. Such holdings will be limited to a maximum of 1% of total assets.

Fundamental Investment Policies

Each Fund's fundamental investment policies and limitations, which may be changed only with the consent of shareholders, are identical except with respect to borrowing and lending. Both Funds can lend up to 33 1/3% of its total assets. However, the Target Fund may participate in the Trust's interfund lending program, which permits the Target Fund to lend to and borrow money from another series of the Trust for temporary purposes, such as when the cash position of the borrowing series is insufficient to meet temporary cash requirements. The Surviving Fund, however, may not lend money to or borrow from another series. Neither the Adviser nor the Trustees believe this policy difference is material. However, the Trustees believe interfund lending benefits both the lending fund and the borrowing fund in the form of a more favorable rate of interest than a lending fund or borrowing fund would otherwise receive or pay, respectively. Below is a comparison of each Fund's fundamental investment policies.

The Target Fund may not:

1.  Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

2.  Borrow money, except that a Fund may borrow money (a) from a bank or from another fund of the Trust, provided that immediately after such borrowing, the aggregate amount of all borrowings does not exceed 33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings), or (b) from a bank or other person for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase agreements.

The Survivor Fund may not:

1.  Make loans to others, except (a) through the purchase of debt securities, (b) by investing in repurchase agreements and (c) by loaning portfolio securities.

2.  Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase agreements.

Neither Fund may:

1.  Underwrite securities of other issuers, except to the extent that a Fund may be deemed an underwriter under the Securities Act of 1933 by virtue of disposing of portfolio securities or when selling its own shares.

2.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation also does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate, including real estate investment trusts.

3.  Purchase or sell commodities or commodity contracts except as may be permitted by the Investment 1940 Act or unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments, including derivatives related to physical commodities; or purchasing or selling securities or other instruments backed by commodities; or purchasing or selling securities of companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

4.  Invest more than 25% of the value of its net assets in the securities of companies engaged in any particular industry or group of industries, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or repurchase agreements secured thereby.

5.  Will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the 1940 Act the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

6.  Purchase the securities of any issuer, if as a result more than 5% of the total assets of the Funds would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Funds' assets may be invested without regard to this limitation.

Risks of the Funds

The following risks apply to each Fund:

Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

Equity Risk: The value of the equity securities held by the Fund, and thus the value of the Fund's shares, can fluctuate — at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Small and Mid Cap Company Risk: Investments in small, smid, and mid cap companies involve greater risks than investments in larger, more established companies. Small, smid, and mid cap companies may experience higher growth rates and higher failure rates than do larger capitalization companies. In addition, small, smid, and mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. The trading volume of securities of small, smid, and mid cap companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Some small, smid, and mid cap stocks may be less liquid, making it difficult for the Fund to buy and sell shares of smaller companies. Small, smid, and mid cap companies may lack depth of management, may have limited product lines, may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. Small, smid, and mid cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have a floating interest rate.

Management Risk: The Adviser's judgments about the attractiveness, value, and potential appreciation of a particular asset class or individual security in which the Fund invest may prove to be incorrect and there is no guarantee that the Adviser's judgment will produce the desired results.

ESG Criteria Risk: Because the Fund's criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Credit Risk: Credit risk refers to the risk related to the credit quality of the issuer of a security held in the Fund's portfolio. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or the market's perception of the issuer not being able to meet those increases.

Convertible Security Risk: The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge their foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, regulatory, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. The Fund's investments in foreign securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund's yield on those securities. The potential departure of one or more countries from the European Union may have significant political and financial consequences of global markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets. This may adversely impact Fund performance.

Government Risk: The U.S. government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund do not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share prices or yields could fall.

Interest Rate Risk: Interest rate risk refers to the risk that the value of the Fund's fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value. If rates increase, the value of the Fund's fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund's investments decreases. While interest rates have increased recently, they remain low by historical standards and may rise further. Consequently, the risks associated with rising interest rates are heightened. Securities with greater interest rate sensitivity, and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund's performance from year to year and how each Fund's average annual returns for the one, five, and ten-year periods compare with those of a broad-based securities market index, and for the Survivor Fund, against a customized risk budget benchmark. You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

To obtain performance information up to the most recent month end, call toll free (800) 282-8782, ext. 7050.

Target Fund

Annual Total Return
For Calendar Years Ended December 31

Best Quarter:	6/30/2010	16.16%
Worst Quarter:	9/30/2011	-19.74%

Performance Table
Average Annual Total Returns
For periods ended December 31, 2019

	One Year	Five Years	Ten Years
Before Taxes	29.15%	10.03%	11.48%
After Taxes on Distributions	27.65%	8.17%	9.88%
After Taxes on Distributions and Sale of Fund Shares	18.29%	7.57%	9.12%
Russell 2000® Index (does not reflect deductions for fees, expenses or taxes)	25.52%	8.23%	11.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Survivor Fund

Annual Total Return
For Calendar Years Ended December 31

Best Quarter:	6/30/2010	16.42%
Worst Quarter:	9/30/2011	-19.91%

Performance Table
Average Annual Total Returns
For periods ended December 31, 2019

	One Year	Five Years	Ten Years
Before Taxes	29.88%	10.23%	11.64%
After Taxes on Distributions	27.96%	7.78%	9.67%
After Taxes on Distributions and Sale of Fund Shares	19.00%	7.65%	9.18%
Russell 2000® Index (does not reflect deductions for fees, expenses or taxes)	25.52%	8.23%	11.83%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The accounting survivor of the Reorganization will be the Survivor Fund. As such, the performance history of the Survivor Fund will continue after the Reorganization.

Management of the Funds

Adviser

Boston Trust Walden Inc., a Massachusetts corporation, serves as investment adviser to each Fund. The Adviser has been an investment adviser to mutual funds since 2001. The Adviser has managed each Fund since its inception. As of December 31, 2019, the Adviser managed approximately $2,397 million in client assets. The Adviser maintains its principal offices at One Beacon Street, Boston, MA 02108.

Under the terms of its investment advisory agreement, the Adviser is responsible for formulating each Fund's investment program and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds' operations.

Pursuant to the investment advisory agreement, each Fund pays the Adviser a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

Fund	Management Fee
Walden Small Cap Fund (Target Fund)	0.75%
Boston Trust Walden Small Cap Fund (Survivor Fund)	0.75%

The Adviser has agreed to waive its advisory fee to limit total operating expenses of the Target Fund at least through May 1, 2020, so that direct expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) do not exceed 1.00% of the Target Fund's average daily net assets. The Adviser may seek recoupment of fees waived and expenses reimbursed within three years after the expenses occurred if the Target Fund is able to make the repayment without exceeding the current limitation on total fund operating expenses, or the limitation in place at the time of the initial waiver/reimbursement.

For the fiscal year ended December 31, 2019, the Adviser received an advisory fee (net of any fee waiver) equal to 0.71% of the Target Fund's average daily net assets, and 0.68% of the Survivor Fund's average daily net assets. A discussion regarding the basis for the Board of Trustees' approval of the advisory agreement is available in the Funds' annual shareholder report dated December 31, 2019.

Portfolio Managers

The Target Fund and the Survivor Fund are managed by Kenneth Scott, lead portfolio manager, and Leanne Moore and Richard Q. Williams, portfolio managers, all of whom are primarily responsible for the day-to-day management of each Fund's portfolio.

Mr. Scott is a Portfolio Manager at the Adviser. He joined the Adviser's parent company, Boston Trust Walden Company (formerly Boston Trust & Investment Management Company) in 1999. Mr. Scott earned a B.A. degree (cum laude) and a M.S. degree from Boston College. He holds the Chartered Financial Analyst® designation, and is a member of the CFA Society Boston and the CFA Institute.

Ms. Moore is a Portfolio Manager at the Adviser. She joined the Adviser's parent company, Boston Trust Walden Company (formerly Boston Trust & Investment Management Company), in 2019. She earned a B.S. from Northeastern University and an M.S. from Bentley University. She is a member of the CFA Society Boston and the CFA Institute.

Mr. Williams is a Portfolio Manager at the Adviser. He joined the Adviser's parent company, Boston Trust Walden Company (formerly Boston Trust & Investment Management Company), in 2013. He earned a B.A. from Williams College, an M.Sc. from the London School of Economics, and an M.B.A. from the Tuck School of

Business at Dartmouth. He holds the Chartered Financial Analyst® designation, and is a member of the CFA Society Boston and the CFA Institute.

Mr. Scott, Ms. Moore and Mr. Williams will continue to manage the Survivor Fund.

The Funds' Statement of Additional Information dated February 3, 2020 provides additional information about each portfolio manager's compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares in the Funds.

Other Service Providers

The Funds use the same service providers. Boston Trust Walden Company, which has its principal office at One Beacon Street, Boston, MA 02108 serves as transfer agent for each Fund, and FIS Investor Services, LLC serves as the sub-transfer agent for each Fund. Citi Fund Services Ohio, Inc. provides the Funds with administrative and fund accounting services. Boston Trust Walden Company is the Funds' custodian. Citibank serves as the sub-custodian of each Fund. Information about the Funds' administrator, fund accountant and transfer agent, and custodian and sub-custodian can be found in the Funds' Statement of Additional Information dated April 30, 2019.

PRICING OF FUND SHARES

How NAV is Calculated

Shares of the Target Fund and Survivor Fund are sold at net asset value ("NAV") per share. The NAV per share of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange (NYSE) is open for business. Generally, the NYSE is closed and the share price of the Funds is not calculated on Saturdays, Sundays and national holidays, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of each Fund will not be calculated.

Valuing Fund Assets

Each Fund's securities generally are valued at current market values using market quotations. Each Fund may use pricing services to determine market value. If market prices are not available or, in the Adviser's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value each Fund's assets at their fair value according to policies approved and periodically reviewed by the Board of Trustees.

PURCHASING FUND SHARES

The procedures for the pricing and purchase of the Target Fund's and Survivor Fund's shares are identical. Additional information about the purchase, redemption and pricing of Fund shares can be found in each Fund's prospectus.

Shares of each Fund may be purchased from the Funds' transfer agent or through investment representatives who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.

The minimum initial investment in each Fund is $100,000. Subsequent investments in the Funds must be at least $1,000. Shares of the Funds are offered continuously for purchase at the NAV per share of the Fund next determined after a purchase order is received. Investors may purchase shares of the Funds by check or wire.

Each Fund or the Adviser may waive its minimum purchase requirement, or a Fund may reject a purchase order, if it is deemed to be in the best interest of either the Fund and/or its shareholders.

Frequent Trading Policy

The Funds discourage frequent purchase and redemptions by shareholders and they do not make any effort to accommodate this practice. To protect against such activity, the Board has adopted policies and procedures that are intended to permit the Funds to curtail frequent or excessive short-term trading by shareholders. Both Funds reserve the right, however, to impose certain limitations at any time with respect to trading in shares of the Funds, including suspending or terminating trading privileges in Fund shares, for any investor whom the Funds believe has a history of abusive trading or whose trading, in the judgment of the Funds, has been or may be disruptive to the Funds. The Funds' ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading involves Fund shares held through omnibus accounts of a financial intermediary.

Distribution and Shareholder Services Agreements

Each Fund has adopted a plan under which it may enter into a Shareholder Services Agreement pursuant to which the Fund is authorized to make payments to certain entities which may include investment advisers, banks, trust companies, retirement plan administrators, and other types of service providers which provide administrative services with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or other parties with whom they have a servicing relationship. Under the terms of each Shareholder Services Agreement, each Fund is authorized to pay a service provider (which may include affiliates of the Funds) a shareholder services fee which is based on the average daily net asset value of the shares of the Fund attributable to or held in the name of the service provider for providing certain administrative services to Fund shareholders with whom the service provider has a servicing relationship.

Foreign Investors

Each Fund will only accept new account applications and additional purchases of Fund shares from an established shareholder account that (1) reflects a residential address for an individual (or the principal place of business for an entity) located within the U.S. or its territories; or (2) reflects a U.S. military address; and (3) in every case, is associated with a valid U.S. taxpayer identification number. Funds are only offered for sale in the United States and are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investment in Boston Trust Walden Funds as a U.S. mutual fund.

SELLING FUND SHARES

The procedures for redeeming the Target Fund's and Survivor Fund's shares are identical.

Selling Shares

Shares of each Fund may be redeemed at any time. The sales price will be the next NAV after a redemption request in good order is received by the Funds, their transfer agent, or the shareholder's investment representative. Normally the Funds will send proceeds, by check or electronic transfer, within seven (7) days after the request is received. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Redemption in Kind

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (a redemption of more than 1% of a Fund's net assets). To the extent feasible, each Fund expects that a redemption in kind would be a pro rata allocation of the Fund's portfolio.

Closing of Small Accounts

Each Fund may close a shareholder account or ask a shareholder to increase the balance if the value of the account falls below $50,000 due to redemption activity. If it is still below $50,000 after 60 days, each Fund may close the account and send the shareholder the proceeds at the then current NAV.

EXCHANGING FUND SHARES

Each Fund permits shareholders to exchange shares in one Fund for shares of another series of the Trust. No transaction fees are charged for exchanges.

DIVIDENDS AND DISTRIBUTIONS

The dividend and distribution policies for the Target Fund and the Survivor Fund are identical. Any income a Fund receives in the form of dividends is paid out, less expenses, to its shareholders. Income dividends and capital gains distributions on the Funds usually are paid annually and are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is December 31. The audited consolidated financial highlights as of and for the twelve months ended December 31, 2019 of the Target Fund and the Survivor Fund are included with this Proxy Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended December 31, 2019, which have been audited by

Cohen & Company, Ltd., the Funds' registered independent public accounting firm. The Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the Funds at One Beacon Street, Boston, MA 02108 and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Proxy Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan found in Exhibit A.

The Plan provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange solely for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund's shares outstanding as of the close of trading on the NYSE on April 3, 2020 (the "Closing Date") as determined in accordance with the Survivor Fund's valuation procedures. Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. For shares held through financial intermediaries and broker dealers, accounts will be opened on the books of the Survivor Fund at the financial intermediary or broker dealer. Shareholders are not expected to receive new accounts as a result of the Reorganization. Such newly-opened accounts on the books of the Survivor Fund will be established on the transfer agent's record and represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan. See "Terms of the Reorganization" below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

The Plan contains customary representations, warranties, and conditions. The Plan may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The Board considered that the Target Fund and Survivor Fund have identical investment goals and investment strategies, and similar fundamental and non-fundamental investment limitations. The Board observed that the Target Fund and Survivor Fund had comparable performance for the past three to five years, and noted that the Survivor Fund had a longer track record. The Board considered that merging the Target Fund into the Survivor Fund would improve the Survivor Fund's prospects for attracting assets, which would achieve certain operating efficiencies and economies of scale as a result of the larger net asset size. The Board discussed that more assets in the Survivor Fund would increase the likelihood of its stability, long-term viability and liquidity. They noted that the cost of the proposed merger would be paid by the Adviser, and that the merger was not expected to result in a taxable event for shareholders. After further discussion, the Board concluded that the merger of the Target Fund into the Survivor Fund was in the best interests of each Fund, as well as each Fund's respective shareholders, and that the Target Fund's shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is expected to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition of the closing of the Reorganization and consistent with market practice, the Trust will receive, on April 3, 2020 a legal opinion from Thompson Hine LLP to the effect that the Reorganization should be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders should recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization. As of the date of this Proxy Statement, the Adviser does not intend to sell any securities held by the Target Fund in anticipation of the Reorganization but may do so in the ordinary course of business before the Reorganization. Prior to the Closing Date of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Expenses of the Reorganization

The costs of the Reorganization will be borne by the Adviser. The costs associated with the Reorganization are expected to be approximately $40,000-$50,000, not including the brokerage costs, if any, associated with the re-positioning of the Target Fund.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish an account on the transfer agent's record for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. For shares held through financial intermediaries and broker dealers, accounts will be opened on the books of the Survivor Fund at the financial intermediary or broker dealer. Shareholders are not expected to receive new accounts as a result of the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of December 31, 2019. (a) the unaudited capitalization of each Fund and (b) the unaudited combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Survivor Fund that actually will be received by Target Fund shareholders.

	Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	$127,970,988	6,041,038	$21.18
Survivor Fund	235,468,799	16,103,719	14.62
Pro Forma Share Adjustment	–	8,751,940	–
Pro Forma	363,439,787	24,855,659	14.62

The Proxy

The Board is soliciting proxies so that each shareholder can vote on the proposals to be considered at the meeting. A proxy for voting your shares is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Shareholder Information

As of the Record Date, there were 6,258,244.472 shares outstanding of the Target Fund. As of the Record Date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
CAPINCO C/O US BANK NA	1,832,712.571	29.28%
PO BOX 1787 MILWAUKEE WI 53201
CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94015	1,455,392.179	23.26%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	779,227.228	12.45%
SEI PRIVATE TRUST COMPANY C O M T BANK ID 337 ATTN MUTUAL FUND ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS PA 19456	471,586.577	7.54%

As of the Record Date, there were 17,043,183.056 shares outstanding of the Survivor Fund. As of the Record Date, no person was known by the Survivor Fund to own beneficially or of record 5% or more of the Survivor Fund except as follows:

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	4,655,024.80	27.31%
CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	4,056,276.098	23.80%
CAPINCO C/O US BANK NA PO BOX 1787 MILWAUKEE WI 53201	3,199,170.147	18.77%
BLUE CROSS & BLUE SHIELD OF MA HMO BLUE 101 HUNTINGTON AVENUE SUITE 1300 ATTN RICO GIAMMARCO BOSTON MA 021997611	1,446,949.657	8.49%

Owner of Record	Number of Shares	Percent of Outstanding Shares Owned
BLUE CROSS & BLUE SHIELD OF MA INC 101 HUNTINGTON AVENUE SUITE 1300 ATTN RICO GIAMMARCO BOSTON MA 021997611	1,056,184.144	6.20%

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to "control" a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund's shareholders.

Security Ownership of Management

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the owners of more than 1% of the outstanding shares of a Fund on the Record Date.

Voting Securities and Voting

Shareholders of record of the Target Fund at the close of business on the Record Date, are entitled to vote at the meeting or at any adjournments thereof. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The presence at the meeting of holders of a majority of the outstanding shares of the Target Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for the Target Fund. A quorum being present, the Target Fund will adopt a proposal if a majority of the shares of the Target Fund vote to approve the proposal.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Target Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal. In addition, under the rules of the New York Stock Exchange ("NYSE"), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the proposed Reorganization to be a non-routine matter that affect substantially a shareholder's rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may affect substantially a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

If, with respect to the Target Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board is not aware of any other matters to come before the meeting.

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under the Trust's declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights. With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to One Beacon Street, Boston, MA 02108. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.

Pro Forma Financial Information

The following unaudited pro forma financial information gives effect to the Reorganization, accounted as if the Reorganization had occurred as of January 1, 2019. In addition, the pro forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Proxy Statement/Prospectus.

The pro forma financial information has been estimated in good faith based upon information regarding the Funds for the twelve month period ended December 31, 2019. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Target Fund and the Survivor Fund, which are available in their respective annual shareholder reports.

1.  BASIS OF REORGANIZATION

The unaudited pro forma financial information has been prepared for the 12 month period ended December 31, 2019 pursuant to the Plan.

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Survivor Fund, the Target Fund, or the Funds' shareholders as a result of the Reorganization. The Adviser will bear all expenses incurred in connection with carrying out the Reorganization.

The Reorganization will be accomplished by the acquisition of substantially all of the Target Fund's assets and the assumption of substantially all of the liabilities by the Survivor Fund in exchange for shares of the Survivor Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund. The Target Fund's shareholders would have received 8,751,940 of the Survivor Fund's shares if the Reorganization took place on December 31, 2019.

2.  NET ASSETS

The table below shows the net assets of the Target Fund and the Survivor Fund and the net assets of the Survivor Fund after the Reorganization, assuming the Reorganization was completed as of December 31, 2019. The actual net assets at the closing date will differ.

Target Fund	Survivor Fund	Survivor Fund After Reorganization
$127,970,988	$235,468,799	$363,439,787

3.  PRO FORMA ADJUSTMENTS

The table below reflects estimated adjustments to expenses needed to the Survivor Fund after the Reorganization as if the Reorganization had taken place on January 1, 2019. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Expense Category	Increase (decrease) in expense
Administration fees(1)	$(24,561)
State registration fees(2)	(20,855)
Other expenses(3)	(3,954)
Expenses waived/reimbursed(4)	49,370

(1)  Administration fees were reduced to eliminate the effects of duplicative fees.

(2)  State registration fees were reduced to eliminate the effects of duplicative fees.

(3)  Other expenses were reduced to eliminate the effects of duplicative fees.

(4)  The Adviser has entered into an Expense Limitation Agreement with each Fund to reduce fees payable to the Adviser and/or reimburse the Funds to limit the Total Fund Operating Expenses of each Fund to 1.00% of its average daily net assets through May 1, 2020 (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles)). The same limitation will apply to the Survivor Fund after the Reorganization. As such, expenses waived/reimbursed were adjusted according to the effect of the foregoing adjustments.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with applicable tax regulations. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

4.  REORGANIZATION AND TRANSACTIONAL COSTS

The reorganization costs (whether or not the Reorganization is consummated) will be borne by the Adviser.

The investment strategies of the Survivor Fund after reorganization are identical to the Survivor Fund. The Target Fund does not expect to sell any of its existing portfolio securities, except in the ordinary course of trading, in connection with the Reorganization.

5.  ACCOUNTING SURVIVOR

The Survivor Fund will be the accounting survivor. The surviving fund will have the lead portfolio manager, portfolio composition, investment objective and strategy, expense structure and policies/restrictions of the Acquiring Fund.

6.  SECURITY VALUATION

The Survivor Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees as of the close of the New York Stock Exchange (generally 4:00 pm Eastern Time). Investments in other investment companies are valued at their published net asset value.

7.  FEDERAL TAX INFORMATION

It is the Survivor Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of [•], 2020 by and between Boston Trust Walden Funds, a Massachusetts business trust (the "Trust"), on behalf of Walden Small Cap Fund, a series of the Trust (the "Target Fund"), and Boston Trust Walden Small Cap Fund, a series of the Trust (the "Survivor Fund"). Boston Trust Walden Inc. ("BTWI") joins this agreement solely for the purpose of agreeing to be bound by Paragraph 5.

All references in this Agreement to action taken by the Target Fund or the Survivor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Target Fund of all or substantially all of its assets to the Survivor Fund, in exchange solely for shares of beneficial interest in the Survivor Fund (the "Survivor Fund Shares") having an aggregate net asset value equal to the aggregate net asset value of the same shares of the Target Fund, the assumption by the Survivor Fund of all the liabilities of the Target Fund, and the distribution of the Survivor Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Target Fund and the Survivor Fund that assets of the Target Fund be acquired by the Survivor Fund and the liabilities of the Target Fund be assumed by the Survivor Fund in exchange for Survivor Fund Shares pursuant to this Agreement and in accordance with the applicable statutes of the State of Massachusetts, and that the interests of existing shareholders of the Target Fund or the Survivor Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Target Fund, as set forth in paragraph 1.2, to the Survivor Fund, (ii) the Trust shall cause the Survivor Fund to deliver to the Trust full and fractional Survivor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the "Closing Date") and (iii) the Trust shall cause the Survivor Fund to assume all liabilities of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2 The assets of the Target Fund to be acquired by the Survivor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. The Survivor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Target Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.

1.3 The Target Fund will distribute pro rata to its shareholders of record, determined immediately after the close of business on the Closing Date (the "Current Shareholders"), Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Survivor Fund Shares then credited to the accounts of the Target Fund on the books of the Survivor Fund to open accounts on the share records of the Survivor Fund in the names of the Current Shareholders and representing the respective pro rata number of the Survivor Fund Shares due to such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. The Survivor Fund shall not issue certificates representing Survivor Fund Shares in connection with such exchange. Ownership of Shares will be shown on the books of the Trust's transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to affect a complete liquidation of the Target Fund.

2.  CLOSING AND CLOSING DATE

2.1 The Closing Date shall be April 3, 2020, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of BTWI, One Beacon Street, Boston, Massachusetts, 02108, or at such other time and/or place as the parties may agree.

2.2 The Trust shall cause Boston Trust Walden Company (the "Transfer Agent"), transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Survivor Fund shall issue and deliver to the Secretary of the Trust a confirmation evidencing the Survivor Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Trust that such Survivor Fund Shares have been credited to the accounts of the Target Fund on the books of the Survivor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.  REPRESENTATIONS AND WARRANTIES

3.1 The Trust, on behalf of the Target Fund, hereby represents and warrants to the Survivor Fund as follows:

i) the Trust is duly organized and existing under its Agreement and Declaration of Trust (the "Trust Instrument") and the laws of the State of

Massachusetts as a business trust with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;"

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;

(iii) the execution and delivery of this Agreement on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Target Fund (other than as contemplated in paragraph 4.1(vii)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Target Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Target Fund, nor the consummation by the Trust on behalf of the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Trust Instrument or the Bylaws of the Trust ("Bylaws"), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) if applicable, the unaudited statement of assets and liabilities of the Target Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all assets and liabilities of the Target Fund as of the Closing Date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary (other than as contemplated in paragraph 4.1(vii)) for the execution and delivery of this Agreement by the Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

(ix) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund:

(i) has elected to qualify, and has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), for taxation as a "regulated investment company" under the Code (a "RIC"); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (as such terms are defined in the Code) in each case that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(x) Except as otherwise disclosed in writing to the Survivor Fund, the Target Fund is in compliance in all material respects with the Internal Revenue Code (the "Code") and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties with respect to such reporting and withholding requirements;

(xi) The Target Fund has not been granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding, nor has any request for such waiver or consent been made;

(xii) The Target Fund does not own any "converted property" (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(1)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder;

(xiii) Except as otherwise disclosed to the Survivor Fund, the Target Fund has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code; and

(xiv) The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (x) through (xiii) above.

3.2 The Trust, on behalf of the Survivor Fund, hereby represents and warrants to the Target Fund as follows:

(i) the Trust is duly organized and existing under its Trust Instrument and the laws of the State of Massachusetts as a business trust with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust;"

(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Survivor Fund;

(iii) the execution and delivery of this Agreement on behalf of the Survivor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Survivor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv) this Agreement has been duly executed by the Trust on behalf of the Survivor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Survivor Fund, nor the consummation by the Trust on behalf of the Survivor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Trust Instrument or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

(vi) the net asset value per share of a Survivor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Survivor Fund as of that time and date;

(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Survivor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;

(viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Survivor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and

(ix) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Survivor Fund: (i) has elected or will elect to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes.

4.  CONDITIONS PRECEDENT

4.1 The obligations of the Trust on behalf of the Target Fund and the Trust on behalf of the Survivor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:

(i) The Trust shall have filed with the Securities and Exchange Commission (the "Commission") a proxy statement on Schedule 14A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or BTWI, and the proxy statement shall have become effective, and no stop-order suspending the effectiveness of the proxy statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

(ii) Survivor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iii) All representations and warranties of the Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Survivor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Survivor Fund;

(iv) All representations and warranties of the Trust on behalf of the Survivor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Target Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Target Fund;

(v) The Survivor Fund and Target Fund shall have received an opinion, dated as of the Closing Date, of Thompson Hine LLP, substantially to the effect that for U.S. federal income tax purposes:

(a) The Survivor Fund's acquisition of the assets of the Target Fund in exchange solely for the Survivor Fund Shares and the Survivor Fund's assumption of the liabilities of the Target Fund, followed by the Target Fund's distribution of the Survivor Fund Shares pro rata to the Target Fund's shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, should qualify as a "reorganization" as defined in Section 368(a)(1) of the Code, and the Target Fund and the Survivor Fund each should be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

(b) Under Section 1032(a) of the Code, no gain or loss should be recognized by the Survivor Fund upon the receipt of the assets of the Target Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund.

(c) Under Section 361 of the Code, no gain or loss should be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Survivor Fund solely in exchange for the Survivor Fund Shares and the assumption by the Survivor Fund of the liabilities of the Target Fund or upon the distribution of the Survivor Fund Shares to the Target Fund shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund.

(d) Under Section 354(a)(1) of the Code, no gain or loss should be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Survivor Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

(e) Under Section 358(a)(1) of the Code, the aggregate adjusted tax basis of the Survivor Fund Shares received by each Target Fund shareholder pursuant to the Reorganization should be the same as the aggregate adjusted tax basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

(f) Under Section 1223(1) of the Code, the holding period of the Survivor Fund Shares received by each Target Fund shareholder in the Reorganization should include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).

(g) Under Section 362(b) of the Code, the adjusted tax basis of the Target Fund's assets acquired by the Survivor Fund should be the same as the adjusted tax basis of such assets to the Target Fund immediately prior to the Reorganization.

(h) Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Survivor Fund should include the period during which those assets were held by the Target Fund (except where the Survivor Fund's investment activities may have the effect of reducing or eliminating an asset's holding period).

(i) The Survivor Fund should succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

Such opinion shall be based on customary assumptions and such representations as Thompson Hine LLP reasonably may request, and the Target Fund and Survivor Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph.

(vi) The Target Fund shall have declared and paid a dividend prior to the Closing Time, which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Target Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid), if any, plus any excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all periods up to and including the Closing Date, and all of the Target Fund's net capital gain (as defined in Section 1222(11) of the Code), if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date; and

(vii) The shareholders of the Target Fund shall have approved this Agreement at a special meeting of its shareholders.

5.  EXPENSES

BTWI agrees that it will bear all costs and expenses of the Reorganization and transactions contemplated thereby; provided, however that the Survivor Fund and the Target Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that they may incur in connection with the purchase or sale of portfolio securities. Any transfer taxes payable upon issuance of the Survivor Fund shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund be paid by the person to whom the Survivor Fund shares are to be issued and transferred. Notwithstanding the foregoing, any other transfer taxes payable upon the issuance of the Survivor Fund shares shall be paid by the Adviser. All costs and expenses borne by BTWI hereunder shall be solely and directly related to the Reorganization contemplated by this Agreement, in accordance with the principles set forth in Revenue Ruling 73-54, 1973-1 C.B. 187. Notwithstanding any other provision of this Agreement, costs and expenses of the Reorganization will be borne by the party directly incurring such expenses if and to the extent that the payment by another person of such costs and expenses would result in the disqualification of such party as a regulated investment company within the meaning of Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization under Section 368(a) of the Code.

6.  ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Target Fund and the Survivor Fund that this Agreement constitutes the entire agreement between the parties.

7.  TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.

8.  AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

9.  NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts.

10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Trust Instrument. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the trust property of the Trust as provided in the Trust Instrument. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Target Fund and the Survivor Fund.

10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

BOSTON TRUST WALDEN FUNDS
For and on behalf of the Survivor Fund

By:
Title:

BOSTON TRUST WALDEN FUNDS
For and on behalf of the Target Fund

By:
Title:

BOSTON TRUST WALDEN INC.

By:
Title:

EXHIBIT B

The financial highlights table is intended to help you understand each Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each Fund has been derived from the financial statements audited by Cohen & Company, Ltd., the Funds' registered independent public accounting firm, whose report along with each Fund's financial statements are included in the Funds' December 31, 2019 annual report, which is available upon request.

FINANCIAL HIGHLIGHTS

Walden Small Cap Fund

Selected data for a share outstanding throughout the periods indicated.

	For the year ended December 31, 2019	For the year ended December 31, 2018	For the year ended December 31, 2017	For the nine months ended December 31, 2016		For the year ended March 31, 2016	For the year ended March 31, 2015
Net Asset Value, Beginning of Period	$17.24	$19.41	$18.46	$16.45		$19.66	$20.43
Investment Activities:
Operations:
Net investment income	0.11	0.09	0.09	0.16		0.08	0.04
Net realized/unrealized gains (losses) from investments	4.89	(1.21)	2.02	2.58		(0.38)	0.66
Total from investment activities	5.00	(1.12)	2.11	2.74		(0.30)	0.70
Dividends:
Net investment income	(0.09)	(0.10)	(0.10)	(0.17)		(0.07)	(0.02)
Net realized gains from investment transactions	(0.97)	(0.95)	(1.06)	(0.56)		(2.84)	(1.45)
Total dividends	(1.06)	(1.05)	(1.16)	(0.73)		(2.91)	(1.47)
Net Asset Value, End of Period	$21.18	$17.24	$19.41	$18.46		$16.45	$19.66
Total Return	29.15%	(6.05)%	11.50%	16.57	%(a)	(0.80)%	3.86%
Ratios/Supplemental Data:
Net assets at end of period (000's)	$127,971	$83,077	$98,143	$85,199		$69,754	$87,740
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.64%	0.44%	0.47%	1.14	%(b)	0.45%	0.17%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.04%	1.05%	1.03%	1.06	%(b)	1.06%	1.01%
Portfolio turnover rate	22.88%	22.47%	27.16%	14.71	%(a)	38.05%	28.74%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

FINANCIAL HIGHLIGHTS

Boston Trust Walden Small Cap Fund

Selected data for a share outstanding throughout the periods indicated.

	For the year ended December 31, 2019		For the year ended December 31, 2018	For the year ended December 31, 2017	For the nine months ended December 31, 2016		For the year ended March 31, 2016	For the year ended March 31, 2015
Net Asset Value, Beginning of Period	$12.00		$14.73	$14.33	$12.74		$15.20	$15.73
Investment Activities:
Operations:
Net investment income	0.09		0.07	0.07	0.12		0.06	0.03
Net realized/unrealized gains (losses) from investments	3.47		(0.86)	1.67	1.92		(0.25)	0.51
Total from investment activities	3.56		(0.79)	1.74	2.04		(0.19)	0.54
Dividends:
Net investment income	(0.06)		(0.07)	(0.08)	(0.14)		(0.06)	(0.01)
Net realized gains from investment transactions	(0.88)		(1.87)	(1.26)	(0.31)		(2.21)	(1.06)
Total dividends	(0.94)		(1.94)	(1.34)	(0.45)		(2.27)	(1.07)
Net Asset Value, End of Period	$14.62		$12.00	$14.73	$14.33		$12.74	$15.20
Total Return	29.88%		(6.00)%	12.26%	15.94	%(a)	(0.52)%	3.81%
Ratios/Supplemental Data:
Net assets at end of period (000's)	$235,469		$242,176	$366,113	$327,593		$338,656	$439,681
Ratio of net expenses to average net assets	1.00%		1.00%	1.00%	1.00	%(b)	1.00%	1.00%
Ratio of net investment income to average net assets	0.58%		0.39%	0.46%	1.21	%(b)	0.44%	0.17%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.07%		1.09%	1.02%	1.06	%(b)	1.08%	1.05%
Portfolio turnover rate	23.23	%(d)	24.60%	23.78%	51.92	%(a)	37.42%	28.62%

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

(d)  Excludes impact of in-kind transactions.

WALDEN SMALL CAP FUND - BOSTON TRUST WALDEN
FUND ONE BEACON STREET
BOSTON, MASSACHUSETTS 02108	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E92197-S98573	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.				For	Against	Abstain

1.                Approval of the Agreement and Plan of Reorganization that provides for: (i) the transfer of substantially all of the assets of the Walden Small Cap Fund in exchange solely for shares of the Boston Trust Walden Small Cap Fund and the Boston Trust Walden Small Cap Fund’s assumption of all of the Walden Small Cap Fund’s liabilities, known and unknown; and (ii) the distribution of shares of the Boston Trust Walden Small Cap Fund so received to the prospective shareholders of the Walden Small Cap Fund.

				!	!	!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

E92198-S98573

WALDEN SMALL CAP FUND

(a series of Boston Trust Walden Funds)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2020

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Katrina Pelsue and Heather Ferris, the attorneys, agents, and proxies of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Walden Small Cap Fund, a series of Boston Trust Walden Funds (the “Trust”) to be held at 10:00 a.m. Eastern Time on March 26, 2020, at One Beacon Street, 33rd Floor, Boston, MA 02108, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

This proxy is solicited on behalf of the Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.